Exhibit 99.1

NEWS RELEASE
The premier capital provider to the hospitality industry TM

Contact:	David Kimichik	Andrea Welch	Scott Eckstein
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3766
ASHFORD HOSPITALITY TRUST REPORTS
SECOND QUARTER RESULTS
First Full Quarter Results For The Highland Hospitality Portfolio
Company Currently Has No Recourse Debt Outstanding
DALLAS — (August 3, 2011) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the second quarter ended June 30, 2011. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are proforma. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2011, with the second quarter ended June 30, 2010 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS
•	RevPAR increased 7.2% for all Legacy hotels in continuing operations, driven by a 4.4% increase in ADR and a 199 basis point increase in occupancy

•	RevPAR increased 3.4% for all hotels in the Highland Hospitality Portfolio, driven by a 2.6% increase in ADR and a 58 basis point increase in occupancy

•	Approximately 70% of the Company’s hotel revenue from all hotels comes from transient guests (of which approximately 77% is business transient)

•	Hotel operating profit margin increased 260 basis points for the 92 Legacy hotels not under renovation in continuing operations

•	Hotel operating profit margin increased 209 basis points for the 27 hotels in the Highland Hospitality Portfolio that were not under renovation during the quarter

•	Net loss attributable to common shareholders was $29.1 million, or $0.49 per diluted share, compared with net income attributable to common shareholders of $2.0 million, or $0.06 per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) was a quarterly record of $0.66 per diluted share for the quarter as compared with $0.46 from the prior-year quarter

•	On a trailing-twelve month basis, AFFO was $1.80 per diluted share, which equates to a dividend coverage of 4.5x assuming an annualized $0.40 dividend per share

•	Fixed charge coverage ratio was 1.74x under the senior credit facility covenant versus a required minimum of 1.35x

•	The Company has one mortgage maturing in 2011 with an outstanding balance of $203.4 million and one mortgage maturing in 2012 with an outstanding balance of $167.2 million. The debt is non-recourse and based on the current financing market, the Company has enough cash on hand to paydown and re-finance these loans, if desired

•	The Company currently has no recourse debt outstanding and at the end of the second quarter had cash and cash equivalents of $154.2 million
CAPITAL ALLOCATION
•	Capex invested in the quarter for the Legacy portfolio was $14.4 million and $28.3 million year to date

•	Capex invested in the quarter and year to date for the Highland Hospitality Portfolio was $2.7 million
CAPITAL STRUCTURE
As previously announced, on May 3, 2011, Ashford repurchased 5,854,993 shares of the Company’s
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AHT Reports Second Quarter Results

August 3, 2011
Series B-1 Convertible Preferred Stock from Security Capital Preferred Growth Incorporated. The remaining 1,392,872 shares of Series B-1 Preferred Stock owned by Security Capital were converted into shares of the Company’s common stock. Ashford funded the repurchase of the Series B-1 Preferred Stock with proceeds from its offering of 3,350,000 shares of 9.000% Series E Cumulative Preferred Stock at $25.00 per share completed in April 2011.
On May 5, 2011, Ashford closed a three year extension on the Company’s $5.8 million mortgage secured by the Courtyard in Manchester, Connecticut. Basic terms for the loan, which now matures in May 2014, remain unchanged.
On May 25, 2011, the Company swapped $1.18 billion of its existing floating-rate debt to a fixed 1-Month LIBOR rate of 0.2675%. The swap is effective from June 13, 2011 and terminates on January 13, 2012. There was no upfront cost to Ashford for entering into this swap other than customary transaction costs.
On June 29, 2011, Ashford priced a public offering of 7,000,000 shares of its common stock at $12.50 per share generating gross proceeds of $87.5 million. Ashford used $50.0 million of these proceeds to repay all outstanding borrowings under its senior credit facility, leaving the Company with no current recourse debt obligations. The Company intends to use the additional proceeds for general corporate purposes, including, without limitation, financing future hotel-related investments, capital expenditures and working capital or repayment of other debt or obligations.
ONE-TIME GAIN
During the second quarter 2011, as previously disclosed, the Company recognized a $4.2 million gain as a credit to impairment charges. This was attributable to a discounted payoff of $22 million the Company received in April 2011 on its $25.7 million mezzanine loan secured by interests in a portfolio of limited service hotels owned by affiliates of Goldman Sach’s Whitehall Funds. The Company had previously written down its investment in the mezzanine loan by $7.8 million in the fourth quarter of 2010.
HIGHLAND HOSPITALITY PORTFOLIO UPDATE
The second quarter was the first full quarter to incorporate the financial results from the Highland Hospitality portfolio. The RevPAR growth for the portfolio of 3.4% came in below the RevPAR growth of the Company’s legacy portfolio of 7.2%. This underperformance was a direct result of vacant sales positions at the 17 hotels that experienced a change in property manager. As of the end of the second quarter, all but a few of these sales positions had been filled. Hotel EBITDA Margin increased 193 basis points to 31.2% reflecting a 79% EBITDA flow. The Company expects both the revenue and EBITDA performance of the Highland Hospitality Portfolio to continue to improve as the hotels become fully integrated into the Company’s total portfolio.
DISPOSITION ACTIVITY
On July 29, 2011, Ashford completed the sale of the Hampton Inn Jacksonville for $10.0 million in cash. The hotel was unencumbered by debt.
PORTFOLIO REVPAR
As of June 30, 2011, the Company had a portfolio of direct hotel investments consisting of 96 properties classified in continuing operations. During the second quarter, 92 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 96 hotels) and proforma not-under-renovation basis (92 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its
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AHT Reports Second Quarter Results

August 3, 2011
direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 96 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR increased 7.2% to $100.27 for hotels not under renovation on a 4.4% increase in ADR and a 196 basis point increase in occupancy

•	Proforma RevPAR increased 7.2% to $100.22 for all hotels on a 4.4% increase in ADR and a 199 basis point increase in occupancy

•	Proforma RevPAR increased 3.4% to $105.16 for all hotels in the Highland Hospitality Portfolio on a 2.6% increase in ADR and a 58 basis point increase in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 92 hotels as of June 30, 2011, that were not under renovation, Proforma Hotel EBITDA increased 14.7% to $71.1 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 260 basis points to 31.8%. For all 96 hotels included in continuing operations as of June 30, 2011, Proforma Hotel EBITDA increased 14.6% to $74.6 million and Hotel EBITDA margin increased 254 basis points to 31.9%. For the Company’s 71.74% share of the 28 hotels in the Highland Hospitality Portfolio, Proforma Hotel EBITDA increased 10.9% to $24.1 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 193 basis points to 31.2%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as well as its pro-rata share of the Highland portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 96 hotels included in continuing operations together with Ashford’s pro-rata share of the Highland portfolio are provided in the table attached to this release.
COMMON STOCK DIVIDEND
On June 15, 2011, Ashford announced that its Board of Directors had declared a common stock dividend for the second quarter ended June 30, 2011, of $0.10 per diluted share, payable July 15, 2011, for shareholders of record on June 30, 2011.
Monty J. Bennett, Chief Executive Officer, commented, “This was an exceptional quarter in Ashford’s history, demonstrated by our record AFFO and operating margin growth. We continue to benefit from our operating strategy and active portfolio management which leverages improving lodging market fundamentals. Our recently acquired Highland Hospitality portfolio has performed well within our expectations even as we make operational improvements. We also continue to concentrate on enhancing our balance sheet, as evidenced by our recent equity offering which was used to repay our credit facility. Moving along these parallel paths, we are confident in our continued ability to drive operating results and deliver increased shareholder returns.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, August 4, 2011, at 11 a.m. ET. The number to call for this interactive teleconference is (480) 629-9722. A replay of the conference call will be available through Thursday, August 11, 2011, by dialing (303) 590-3030 and entering the confirmation number, 4456769.
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AHT Reports Second Quarter Results

August 3, 2011
The Company will also provide an online simulcast and rebroadcast of its second quarter 2011 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, August 4, 2011, beginning at 11 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure. Additional information can be found on the Company’s website at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	June 30,	December 31,
	2011	2010
	(Unaudited)
ASSETS
Investment in hotel properties, net	$2,983,582	$3,023,736
Cash and cash equivalents	154,221	217,690
Restricted cash	74,257	67,666
Accounts receivable, net	39,758	27,493
Inventories	2,583	2,909
Notes receivable	3,039	20,870
Investment in unconsolidated joint ventures	190,824	15,000
Assets held for sale	10,032	144,511
Deferred costs, net	16,883	17,519
Prepaid expenses	15,134	12,727
Interest rate derivatives	72,327	106,867
Other assets	4,092	7,502
Intangible assets, net	2,854	2,899
Due from third-party hotel managers	55,248	49,135

Total assets	$3,624,834	$3,716,524

LIABILITIES AND EQUITY
Liabilities
Indebtedness of continuing operations	$2,445,424	$2,518,164
Indebtedness of assets held for sale	—	50,619
Capital leases payable	12	36
Accounts payable and accrued expenses	86,663	79,248
Dividends payable	15,165	7,281
Unfavorable management contract liabilities	14,928	16,058
Due to related parties	1,656	2,400
Due to third-party hotel managers	2,270	1,870
Other liabilities	4,567	4,627
Other liabilities of assets held for sale	—	2,995

Total liabilities	2,570,685	2,683,298

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,247,865 shares issued and outstanding at December 31, 2010	—	72,986
Redeemable noncontrolling interests in operating partnership	163,021	126,722

Equity:
Shareholders’ equity of the Company
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares issued and outstanding at June 30, 2011 and December 31, 2010	15	15
Series D Cumulative Preferred Stock, 8,966,797 shares issued and outstanding at June 30, 2011 and December 31, 2010	90	90
Series E Cumulative Preferred Stock, 3,350,000 shares issued and outstanding at June 30, 2011	34	—
Common stock, $0.01 par value, 200,000,000 shares authorized, 124,896,765 shares and 123,403,893 shares issued at June 30, 2011 and December 31, 2010, 61,030,940 and 58,999,324 shares outstanding at June 30, 2011 and December 31, 2010	1,249	1,234
Additional paid-in capital	1,654,956	1,552,657
Accumulated other comprehensive loss	(287)	(550)
Accumulated deficit	(589,434)	(543,788)
Treasury stock, at cost (63,865,825 shares and 64,404,569 shares at June 30, 2011 and December 31, 2010)	(190,650)	(192,850)

Total shareholders’ equity of the Company	875,973	816,808
Noncontrolling interests in consolidated joint ventures	15,155	16,710

Total equity	891,128	833,518

Total liabilities and equity	$3,624,834	$3,716,524

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
REVENUE
Rooms	$177,040	$164,762	$339,789	$315,820
Food and beverage	41,242	40,817	79,649	76,986
Rental income from operating leases	1,484	1,454	2,704	2,543
Other	10,253	10,122	19,599	19,923

Total hotel revenue	230,019	217,155	441,741	415,272
Interest income from notes receivable	—	346	—	683
Asset management fees and other	80	138	148	212

Total Revenue	230,099	217,639	441,889	416,167

EXPENSES
Hotel operating expenses
Rooms	39,205	36,716	76,251	71,215
Food and beverage	27,121	27,119	53,602	52,601
Other direct	6,148	6,237	11,581	11,634
Indirect	62,780	61,854	122,821	118,895
Management fees	9,184	8,834	18,043	17,166

Total hotel operating expenses	144,438	140,760	282,298	271,511
Property taxes, insurance, and other	11,769	12,313	22,656	25,390
Depreciation and amortization	33,027	32,906	65,804	66,749
Impairment charges	(4,316)	(1,188)	(4,656)	(1,957)
Gain on insurance settlement	(1,905)	—	(1,905)	—
Transaction acquisition costs	406	—	(818)	—
Corporate general and administrative:
Stock/unit-based compensation	3,546	2,067	5,360	3,239
Other general and administrative	7,459	6,256	19,528	11,742

Total Operating Expenses	194,424	193,114	388,267	376,674

OPERATING INCOME	35,675	24,525	53,622	39,493
Equity in earnings (loss) of unconsolidated joint ventures	(2,301)	664	25,824	1,322
Interest income	23	51	59	112
Other income	18,157	15,652	66,160	31,171
Interest expense	(33,520)	(34,142)	(67,019)	(67,683)
Amortization of loan costs	(1,288)	(1,179)	(2,367)	(2,702)
Unrealized gain (loss) on derivatives	(17,694)	16,534	(34,511)	30,442

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(948)	22,105	41,768	32,155
Income tax expense	(285)	(414)	(1,329)	(458)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,233)	21,691	40,439	31,697
Loss from discontinued operations	(6,029)	(14,189)	(3,819)	(18,970)

NET INCOME (LOSS)	(7,262)	7,502	36,620	12,727
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(438)	427	(1,369)	1,129
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,389	(1,129)	(1,729)	(1,921)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(4,311)	6,800	33,522	11,935
Preferred dividends	(24,771)	(4,831)	(31,326)	(9,661)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(29,082)	$1,969	$2,196	$2,274

INCOME (LOSS) PER SHARE — BASIC AND DILUTED:
Basic —
Income (loss) from continuing operations attributable to common shareholders	$(0.40)	$0.27	$0.11	$0.34
Loss from discontinued operations attributable to common shareholders	(0.09)	(0.23)	(0.07)	(0.30)

Net income (loss) attributable to common shareholders	$(0.49)	$0.04	$0.04	$0.04

Weighted average common shares outstanding — basic	59,482	50,716	58,157	51,953

Diluted —
Income (loss) from continuing operations attributable to common shareholders	$(0.40)	$0.25	$0.11	$0.33
Loss from discontinued operations attributable to common shareholders	(0.09)	(0.19)	(0.07)	(0.26)

Net income (loss) attributable to common shareholders	$(0.49)	$0.06	$0.04	$0.07

Weighted average common shares outstanding — diluted	59,482	72,981	58,157	59,401

Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$969	$18,659	$37,768	$27,871
Loss from discontinued operations, net of tax	(5,280)	(11,859)	(4,246)	(15,936)
Preferred dividends	(24,771)	(4,831)	(31,326)	(9,661)

Net income (loss) attributable to common shareholders	$(29,082)	$1,969	$2,196	$2,274

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA
(in thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income (loss)	$(7,262)	$7,502	$36,620	$12,727
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(438)	427	(1,369)	1,129
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,389	(1,129)	(1,729)	(1,921)

Net income (loss) attributable to the Company	(4,311)	6,800	33,522	11,935
Interest income	(22)	(51)	(58)	(111)
Interest expense and amortization of loan costs	34,346	37,436	69,162	74,541
Depreciation and amortization	32,402	35,322	64,563	71,640
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(3,389)	1,129	1,729	1,921
Income tax expense	285	436	1,414	421

EBITDA	59,311	81,072	170,332	160,347
Amortization of unfavorable management contract liabilities	(565)	(564)	(1,129)	(1,129)
Gain on sale/disposition of properties	(158)	—	(2,961)	—
Noncash gain on insurance settlements	(1,157)	—	(1,157)	—
Write-off of loan costs, premiums and exit fees, net	—	—	948	—
Other income (1)	(18,157)	(15,707)	(66,160)	(31,241)
Impairment charges	1,921	10,880	1,581	10,112
Transaction acquisition costs	406	—	(818)	—
Legal costs related to a litigation settlement (2)	1,375	—	6,875	—
Unrealized (gain) loss on derivatives	17,694	(16,534)	34,511	(30,442)
Equity in earnings (loss) of unconsolidated joint ventures	2,301	(664)	(25,824)	(1,322)
The Company’s portion of adjusted EBITDA of unconsolidated joint ventures	23,483	664	28,609	1,322

Adjusted EBITDA	$86,454	$59,147	$144,807	$107,647

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income (loss)	$(7,262)	$7,502	$36,620	$12,727
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(438)	427	(1,369)	1,129
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,389	(1,129)	(1,729)	(1,921)
Preferred dividends	(24,771)	(4,831)	(31,326)	(9,661)

Net income (loss) attributable to common shareholders	(29,082)	1,969	2,196	2,274
Depreciation and amortization on real estate	32,340	35,255	64,439	71,505
Gain on sale/disposition of properties	(158)	—	(2,961)	—
Noncash gain on insurance settlements	(1,157)	—	(1,157)	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(3,389)	1,129	1,729	1,921

FFO available to common shareholders	(1,446)	38,353	64,246	75,700
Dividends on convertible preferred stock	350	1,043	1,374	2,085
Write-off of loan costs, premiums and exit fees, net	—	—	948	—
Impairment charges	1,921	10,880	1,581	10,112
Transaction acquisition costs	406	—	(818)	—
Other income (1)	—	—	(30,000)	—
Legal costs related to a litigation settlement (2)	1,375	—	6,875	—
Unrealized (gain) loss on derivatives	17,694	(16,534)	34,511	(30,442)
Non-cash dividends on Series B-1 preferred stock	17,363	—	17,363	—
Equity in earnings (loss) of unconsolidated joint ventures	2,301	(664)	(25,824)	(1,322)
The Company’s portion of adjusted FFO of unconsolidated joint ventures	11,593	664	13,773	1,322

Adjusted FFO	$51,557	$33,742	$84,029	$57,455

Adjusted FFO per diluted share available to common shareholders	$0.66	$0.46	$1.07	$0.77

Weighted average diluted shares	78,435	73,638	78,828	74,773

(1)	Income from interest rate derivatives is excluded from the adjusted EBITDA for all periods presented. A gain of $30,000 from litigation settlement is excluded from the Adjusted EBITDA and Adjusted FFO for the six months ended June 30, 2011.

(2)	The associated legal costs of $1,375 and $6,875 are also excluded from the Adjusted EBITDA and Adjusted FFO for the three and six months ended June 30, 2011, respectively.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS
JUNE 30, 2011
(dollars in thousands)
(Unaudited)

				Fixed-Rate		Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt		Debt		Debt
Mortgage loan	5 hotels	December 2011	LIBOR + 1.72%	$—		$203,400		$203,400
Senior credit facility	Notes receivable	April 2012	LIBOR + 2.75% to 3.5%	—		50,000	(1)	50,000
Mortgage loan	10 hotels	May 2012	LIBOR + 1.65%	—		167,202		167,202
Mortgage loan	2 hotels	August 2013	LIBOR + 2.75%	—		147,533		147,533
Mortgage loan	1 hotel	May 2014	8.32%	5,580		—		5,580
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—		19,740		19,740
Mortgage loan	8 hotels	December 2014	5.75%	107,908		—		107,908
Mortgage loan	10 hotels	July 2015	5.22%	157,676		—		157,676
Mortgage loan	8 hotels	December 2015	5.70%	99,686		—		99,686
Mortgage loan	5 hotels	December 2015	12.60%	149,528		—		149,528
Mortgage loan	5 hotels	February 2016	5.53%	113,718		—		113,718
Mortgage loan	5 hotels	February 2016	5.53%	94,307		—		94,307
Mortgage loan	5 hotels	February 2016	5.53%	81,690		—		81,690
Mortgage loan	1 hotel	April 2017	5.91%	35,000		—		35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251		—		128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980		—		260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600		—		115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906		—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105		—		158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466		—		126,466
TIF loan	1 hotel	June 2018	12.85%	8,098		—		8,098
Mortgage loan	1 hotel	November 2020	6.26%	104,330		—		104,330
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,720		6,720

Total indebtedness				$1,850,829		$594,595		$2,445,424

Percentage				75.7%		24.3%		100.0%

Weighted average interest rate at June 30, 2011				6.39%		2.46%		5.43%

Total indebtedness with the effect of interest rate swaps				$2,350,090		$95,334		2,445,424

Percentage with the effect of interest rate swaps				96.1%		3.9%		100.0%

Weighted average interest rate with the effect of interest rate swap and floorid or				2.58	% (2)	2.50	% (2)	2.56	% (2)

(1)	The outstanding balance was repaid in July 2011.

(2)	These rates are calculated assuming the LIBOR rate stays at the June 30, 2011 level and with the effect of our interest rate derivatives.
PIM HIGHLAND HOLDING LLC
SUMMARY OF INDEBTEDNESS
JUNE 30, 2011
(dollars in thousands)
(Unaudited)

				Fixed-Rate	Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt	Debt		Debt
Mortgage loan	1 hotel	January 2013	5.96%	$64,815	$—		$64,815
Mortgage loan	1 hotel	April 2013	6.11%	46,638			46,638
Mortgage loan	1 hotel	February 2013	5.97%	32,926			32,926
Mortgage loan	25 hotels	March 2014	LIBOR + 2.75%	—	530,000	(1)	530,000
Mezzanine loan	None	March 2014	Greater of 6.50% or LIBOR + 6.00%	—	144,681	(1)	144,681
Mezzanine loan	None	March 2014	Greater of 7.5% or LIBOR + 7.00%	—	137,734	(1)	137,734
Mezzanine loan	None	March 2014	Greater of 10.00% or LIBOR + 9.50%	—	118,057	(1)	118,057
Mezzanine loan	None	March 2014	LIBOR + 2.00%		18,425	(1)	18,425

Total indebtedness				144,379	948,897		1,093,276
Ashford’s proportionate obligations				x 71.74%	x 71.74%		x 71.74%

				$103,577	$680,739		$784,316

Percentage				13.2%	86.8%		100.0%

Weighted average interest rate at June 30, 2011				6.01%	5.01%		5.14%

Percentage with the effect of interest rate swaps				$784,316	$-		$784,316

Total indebtedness of Ashford plus Ashford’s 71.74% share of PIM Highland Holding LLC				$1,954,406	$1,275,334		$3,229,740

Percentage with the effect of interest rate swaps				$3,134,406	$95,334		$3,229,740

Weighted average interest rate with the effect of interest rate swap and flooridor				2.77%	3.86%		3.20%

(1)	Each of these loans has two one-year extension options beginning March 2014.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS OF CONTINUING OPERATIONS BY MATURITY
ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE/LTV TESTS ARE EXERCISED
JUNE 30, 2011
(in thousands)
(Unaudited)

	2011	2012		2013	2014	2015	Thereafter	Total
Secured credit facility	$—	$50,000	(1)	$—	$—	$—	$—	$50,000
Mortgage loan secured by 10 hotel properties, Wachovia Floater	—	167,202		—	—	—	—	167,202
Mortgage loan secured by five hotel properties	203,400	—		—	—	—	—	203,400
Mortgage loan secured by two hotel properties	—	—		147,533	—	—	—	147,533
Mortgage loan secured by Manchester Courtyard	—	—		—	5,580	—	—	5,580
Mortgage loan secured by El Conquistador Hilton	—	—		—	19,740	—	—	19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—		—	107,908	—	—	107,908
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—	—		—	—	157,676	—	157,676
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—		—	—	99,686	—	99,686
Mortgage loan secured by five hotel properties	—	—		—	—	149,528	—	149,528
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—		—	—	—	113,718	113,718
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3					—	—	94,307	94,307
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7					—	—	81,690	81,690
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—		—	—	—	35,000	35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—		—	—	—	128,251	128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—		—	—	—	260,980	260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—		—	—	—	115,600	115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—		—	—	—	103,906	103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—		—	—	—	158,105	158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—		—	—	—	126,466	126,466
TIF loan secured by Philadelphia Courtyard	—	—		—	—	—	8,098	8,098
Mortgage loan secured by Arlington Marriott	—	—		—	—	—	104,330	104,330
Mortgage loan secured by Jacksonville Residence Inn	—	—		—	—	—	6,720	6,720

Total indebtedness of continuing operations	$203,400	$217,202		$147,533	$133,228	$406,890	$1,337,171	$2,445,424

NOTE: These maturities assume no event of default would occur.

(1)	The outstanding balance was repaid in July 2011.
PIM HIGHLAND HOLDING LLC
INDEBTEDNESS BY MATURITY
ASSUMING EXTENSION OPTIONS ARE EXERCISED
JUNE 30, 2011
(in thousands)
(Unaudited)

	2011	2012	2013	2014	2015	Thereafter	Total
Mortgage loan secured by Boston Hilton	$—	$—	$64,815	$—	$—	$—	$64,815
Mortgage loan secured by Nashville Renaissance	—	—	46,638	—	—	—	46,638
Mortgage loan secured by Princeton Westin	—	—	32,926	—	—	—	32,926
Mortgage loan secured by 25 hotel properties	—	—	—	—	—	530,000	530,000
Mezzanine loan	—	—	—	—	—	144,681	144,681
Mezzanine loan	—	—	—	—	—	137,734	137,734
Mezzanine loan	—	—	—	—	—	118,057	118,057
Mezzanine loan	—	—	—	—	—	18,425	18,425

Total indebtedness	—	—	144,379	—	—	948,897	1,093,276
Ashford’s proportionate obligations	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%

	$—	$—	$103,577	$—	$—	$680,739	$784,316

Total indebtedness of continuing operations plus Ashford’s 71.74% share of PIM Highland Holding LLC	$203,400	$217,202	$251,110	$133,228	$406,890	$2,017,910	$3,229,740

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ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
LEGACY PORTFOLIO ONLY
(dollars in thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2011	2010%	%Variance	2011	2010	%Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$181,795	$169,639	7.17%	$348,234	$324,415	7.34%
RevPAR	$100.22	$93.52	7.16%	$96.28	$89.70	7.34%
Occupancy	76.34%	74.35%	1.99%	73.11%	71.11%	2.00%
ADR	$131.29	$125.79	4.37%	$131.69	$126.14	4.40%

NOTES: The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of June 30, 2011 were owned as of the beginning of the first comparative reporting period.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$174,388	$162,726	7.17%	$333,506	$310,892	7.27%
RevPAR	$100.27	$93.57	7.16%	$96.18	$89.66	7.27%
Occupancy	76.61%	74.65%	1.96%	73.31%	71.29%	2.02%
ADR	$130.90	$125.34	4.44%	$131.19	$125.76	4.32%

NOTES:

(1)	The above pro forma table assumes the 92 hotel properties owned and included in continuing operations as of June 30, 2011, but not under renovation for the three months ended June 30, 2011, were owned as of the beginning of the first comparative reporting period.

(2)	Excluded Hotels Under Renovation: Courtyard Louisville Airport, Embassy Suites Austin Arboretum, Embassy Suites Dallas, Marriott Legacy Center

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
PIM HIGHLAND HOLDING LLC
KEY PERFORMANCE INDICATORS — PRO FORMA
(dollars in thousands)
(Unaudited)
THE FOLLOWING TABLE PRESENTS THE COMPANY’S 71.74% OF THE PRO FORMA PERFORMANCE OF THE 28-HOTEL PROPERTY PORTFOLIO INCLUDED IN PIM HIGHLAND HOLDING LLC AS IF THEY WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2011	2010	%Variance	2011	2010	%Variance
HOTEL PERFORMANCE INDICATORS:
Room revenues (in thousands)	$54,495	$52,729	3.35%	$100,575	$96,428	4.30%
RevPAR	$105.16	$101.74	3.36%	$97.46	$93.44	4.30%
Occupancy	74.16%	73.58%	0.58%	70.94%	69.77%	1.17%
ADR	$141.80	$138.27	2.55%	$137.38	$133.93	2.58%

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
LEGACY PORTFOLIO ONLY
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2011	2010	%Variance	2011	2010	%Variance
REVENUE
Rooms	$181,795	$169,639	7.2%	$348,234	$324,415	7.3%
Food and beverage	42,015	41,755	0.6%	80,953	78,526	3.1%
Other	9,800	9,978	-1.8%	19,018	19,681	-3.4%

Total hotel revenue	233,610	221,372	5.5%	448,205	422,622	6.1%

EXPENSES
Rooms	40,031	37,737	6.1%	77,975	73,185	6.5%
Food and beverage	27,667	27,664	0.0%	54,588	53,612	1.8%
Other direct	6,147	6,257	-1.8%	11,597	11,675	-0.7%
Indirect	61,774	60,349	2.4%	122,981	118,805	3.5%
Management fees, includes base and incentive fees	11,453	11,748	-2.5%	20,717	20,252	2.3%

Total hotel operating expenses	147,072	143,755	2.3%	287,858	277,529	3.7%
Property taxes, insurance, and other	11,917	12,519	-4.8%	23,240	25,752	-9.8%

HOTEL OPERATING PROFIT (Hotel EBITDA)	74,621	65,098	14.6%	137,107	119,341	14.9%
Hotel EBITDA Margin	31.94%	29.41%	2.54%	30.59%	28.24%	2.35%

Minority interest in earnings of consolidated joint ventures	2,237	1,892	18.2%	3,839	2,976	29.0%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$72,384	$63,206	14.5%	$133,268	$116,365	14.5%

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of June 30, 2011 were owned as of the beginning of the first comparative reporting period.
92 HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2011	2010	%Variance	2011	2010	%Variance
REVENUE
Rooms	$174,388	$162,726	7.2%	$333,506	$310,892	7.3%
Food and beverage	39,379	39,607	-0.6%	75,668	74,007	2.2%
Other	9,556	9,699	-1.5%	18,548	19,169	-3.2%

Total hotel revenue	223,323	212,032	5.3%	427,722	404,068	5.9%

EXPENSES
Rooms	38,518	36,377	5.9%	74,942	70,422	6.4%
Food and beverage	26,371	26,519	-0.6%	52,022	51,263	1.5%
Other direct	5,997	6,106	-1.8%	11,298	11,373	-0.7%
Indirect	59,087	57,689	2.4%	117,481	113,545	3.5%
Management fees, includes base and incentive fees	10,927	11,318	-3.5%	19,671	19,539	0.7%

Total hotel operating expenses	140,900	138,009	2.1%	275,414	266,142	3.5%
Property taxes, insurance, and other	11,353	12,061	-5.9%	22,201	24,703	-10.1%

HOTEL OPERATING PROFIT (Hotel EBITDA)	71,070	61,962	14.7%	130,107	113,223	14.9%
Hotel EBITDA Margin	31.82%	29.22%	2.60%	30.42%	28.02%	2.40%

Minority interest in earnings of consolidated joint ventures	2,237	1,892	18.2%	3,839	2,976	29.0%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$68,833	$60,070	14.6%	$126,268	$110,247	14.5%

NOTES:
(1)	The above pro forma table assumes the 92 hotel properties owned and included in continuing operations as of June 30, 2011, but not under renovation during the three months ended June 30, 2011 were owned as of the beginning of the first comparative reporting period.

(2)	Excluded Hotels Under Renovation: Courtyard Louisville Airport, Embassy Suites Austin Arboretum, Embassy Suites Dallas, Marriott Legacy Center

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which in consistent with the Company’s other hotels.
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PIM HIGHLAND HOLDING LLC
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2011	2010	%Variance	2011	2010	%Variance
REVENUE
Rooms	$54,495	$52,729	3.3%	$100,575	$96,428	4.3%
Food and beverage	19,838	18,917	4.9%	36,871	35,160	4.9%
Other	3,142	2,806	12.0%	5,888	5,666	3.9%

Total hotel revenue	77,475	74,452	4.1%	143,334	137,254	4.4%

EXPENSES
Rooms	11,546	12,132	-4.8%	23,571	23,342	1.0%
Food and beverage	12,887	12,956	-0.5%	25,299	24,709	2.4%
Other direct	1,331	1,315	1.2%	2,687	2,605	3.1%
Indirect	20,657	19,964	3.5%	40,853	39,406	3.7%
Management fees, includes base and incentive fees	2,756	2,408	14.5%	4,735	4,222	12.2%

Total hotel operating expenses	49,177	48,775	0.8%	97,145	94,284	3.0%
Property taxes, insurance, and other	4,157	3,918	6.1%	8,201	7,985	2.7%

HOTEL OPERATING PROFIT (Hotel EBITDA),	$24,141	$21,759	10.9%	$37,988	$34,985	8.6%

Hotel EBITDA Margin	31.16%	29.23%	1.93%	26.50%	25.49%	1.01%
NOTES:
(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.

(2)	The above pro forma table assumes the 28 hotel properties owned as of June 30, 2011 were owned as of the beginning of the first comparative reporting period.
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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
LEGACY PORTFOLIO ONLY
(Unaudited)

			Three Months Ended			Six Months Ended
	Number of	Number of		June 30,			June 30,
Region	Hotels	Rooms	2011	2010	%Change	2011	2010	%Change
Pacific (1)	20	4,867	$104.21	$93.85	11.0%	$97.96	$89.07	10.0%
Mountain (2)	8	1,704	78.91	81.16	-2.8%	82.88	82.86	0.0%
West North Central (3)	3	690	83.98	77.22	8.8%	78.13	72.94	7.1%
West South Central (4)	9	1,936	94.59	88.59	6.8%	97.10	88.33	9.9%
East North Central (5)	7	1,103	77.64	73.13	6.2%	70.92	65.57	8.2%
East South Central (6)	2	236	87.18	91.41	-4.6%	81.36	84.77	-4.0%
Middle Atlantic (7)	8	2,035	108.38	97.76	10.9%	98.03	89.49	9.5%
South Atlantic (8)	37	7,610	107.17	101.04	6.1%	103.74	97.63	6.3%
New England (9)	2	159	86.43	79.97	8.1%	81.29	74.64	8.9%

Total Portfolio	96	20,340	$100.22	$93.52	7.2%	$96.28	$89.70	7.3%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut
NOTES:
(1)	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of June 30, 2011 were owned as of the beginning of the comparative reporting period.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
PIM HIGHLAND HOLDING LLC
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended			Six Months Ended
	Number of	Number of		June 30,			June 30,
Region	Hotels	Rooms	2011	2010	%Change	2011	2010	%Change
Pacific (1)	1	294	$70.73	$69.81	1.3%	$86.15	$74.46	15.7%
Mountain (2)	1	145	73.73	81.23	-9.2%	77.36	80.54	-3.9%
West North Central (3)	1	215	103.57	97.10	6.7%	86.30	87.41	-1.3%
West South Central (4)	4	929	93.49	93.99	-0.5%	97.26	92.50	5.1%
East North Central (5)	1	103	111.36	109.32	1.9%	82.86	76.00	9.0%
East South Central (6)	1	483	122.82	106.54	15.3%	111.78	103.87	7.6%
Middle Atlantic (7)	4	832	93.18	83.09	12.1%	84.18	74.80	12.5%
South Atlantic (8)	13	2,293	100.06	101.51	-1.4%	94.56	95.37	-0.8%
New England (9)	2	506	183.60	169.91	8.1%	141.08	129.57	8.9%

Total Portfolio	28	5,800	$105.16	$101.74	3.4%	$97.46	$93.44	4.3%

(1)	Includes California

(2)	Includes Colorado

(3)	Includes Nebraska

(4)	Includes Texas

(5)	Includes Illinois

(6)	IncludesTennessee

(7)	Includes New York and New Jersey

(8)	Includes Virginia, Florida, Georgia, Maryland, and District of Columbia

(9)	Includes Massachusetts
NOTES:
(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.

(2)	The above pro forma table assumes the 28 hotel properties owned as of June 30, 2011 were owned as of the beginning of the first comparative reporting period.
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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
LEGACY PORTFOLIO ONLY
(Unaudited)

			Three Months Ended			Six Months Ended
	Number of	Number of	June 30,			June 30,
Brand	Hotels	Rooms	2011	2010	%Change	2011	2010	%Change
Hilton	30	6,575	$108.75	$102.38	6.2%	$104.75	$97.88	7.0%
Hyatt	1	242	119.98	102.94	16.6%	146.03	129.99	12.3%
InterContinental	2	420	143.42	127.84	12.2%	153.42	139.39	10.1%
Independent	2	317	110.69	98.96	11.9%	92.14	82.74	11.4%
Marriott	56	11,376	94.99	88.75	7.0%	91.14	85.26	6.9%
Starwood	5	1,410	80.20	73.99	8.4%	69.96	63.86	9.6%

Total Portfolio	96	20,340	$100.22	$93.52	7.2%	$96.28	$89.70	7.3%

NOTES:
(1)	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of June 30, 2011 were owned as of the beginning of the first comparative reporting period.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
PIM HIGHLAND HOLDING LLC
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Six Months Ended
	Number of	Number of	June 30,			June 30,
Region	Hotels	Rooms	2011	2010	%Change	2011	2010	%Change
Hilton	7	1,235	$116.03	$110.53	5.0%	$107.20	$99.93	7.3%
Hyatt	2	509	107.62	102.66	4.8%	96.99	93.94	3.2%
InterContinental	1	355	54.48	65.73	-17.1%	57.60	65.49	-12.0%
Independent	3	399	153.68	157.95	-2.7%	124.98	125.04	0.0%
Marriott	13	2,949	101.05	96.02	5.2%	96.70	91.96	5.2%
Starwood	2	353	92.87	88.54	4.9%	79.21	74.34	6.6%

Total Portfolio	28	5,800	$105.16	$101.74	3.4%	$97.46	$93.44	4.3%

NOTES:
(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.

(2)	The above pro forma table assumes the 28 hotel properties owned as of June 30, 2011 were owned as of the beginning of the first comparative reporting period.
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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
LEGACY PORTFOLIO ONLY
(dollars in thousands)
(Unaudited)

			Three Months Ended					Six Months Ended
	Number of	Number of	June 30,					June 30,
Region	Hotels	Rooms	2011	% Total	2010	% Total	% Change	2011	% Total	2010	% Total	% Change
Pacific (1)	20	4,867	$19,903	26.7%	$15,009	23.1%	32.6%	$34,638	25.3%	$26,967	22.6%	28.4%
Mountain (2)	8	1,704	3,349	4.5%	3,249	5.0%	3.1%	7,888	5.7%	8,006	6.7%	-1.5%
West North Central (3)	3	690	2,441	3.3%	2,022	3.1%	20.7%	4,103	3.0%	3,449	2.9%	19.0%
West South Central (4)	9	1,936	6,408	8.5%	6,138	9.4%	4.4%	13,778	10.0%	11,859	9.9%	16.2%
East North Central (5)	7	1,103	3,007	4.0%	2,850	4.4%	5.5%	4,959	3.6%	4,209	3.5%	17.8%
East South Central (6)	2	236	955	1.3%	825	1.3%	15.8%	1,577	1.2%	1,534	1.3%	2.8%
Middle Atlantic (7)	8	2,035	8,215	11.0%	7,360	11.3%	11.6%	12,893	9.4%	11,266	9.5%	14.4%
South Atlantic (8)	37	7,610	29,906	40.1%	27,240	41.8%	9.8%	56,492	41.2%	51,369	43.0%	10.0%
New England (9)	2	159	437	0.6%	405	0.6%	7.9%	779	0.6%	682	0.6%	14.2%

Total Portfolio	96	20,340	$74,621	100.0%	$65,098	100.0%	14.6%	$137,107	100.0%	$119,341	100.0%	14.9%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut
NOTES:
(1)	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of June 30, 2011 were owned as of the beginning of the first comparative reporting period.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
PIM HIGHLAND HOLDING LLC
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Six Months Ended
	Number of	Number of	June 30,					June 30,
Region	Hotels	Rooms	2011	% Total	2010	% Total	% Change	2011	% Total	2010	% Total	% Change
Pacific (1)	1	294	$431	1.8%	$202	0.9%	113.4%	$1,309	3.4%	$735	2.1%	78.1%
Mountain (2)	1	145	266	1.1%	415	1.9%	-35.9%	642	1.7%	814	2.3%	-21.1%
West North Central (3)	1	215	1,050	4.4%	934	4.3%	12.4%	1,425	3.8%	1,493	4.3%	-4.6%
West South Central (4)	4	929	3,489	14.5%	3,659	16.8%	-4.6%	7,212	19.0%	6,893	19.7%	4.6%
East North Central (5)	1	103	487	2.0%	380	1.8%	28.2%	336	0.9%	235	0.7%	43.0%
East South Central (6)	1	483	2,252	9.3%	1,668	7.7%	35.0%	3,549	9.3%	3,255	9.3%	9.0%
Middle Atlantic (7)	4	832	3,461	14.3%	2,443	11.2%	41.7%	4,421	11.6%	3,219	9.2%	37.3%
South Atlantic (8)	13	2,293	8,446	35.0%	8,299	38.1%	1.8%	13,952	36.7%	13,880	39.7%	0.5%
New England (9)	2	506	4,259	17.6%	3,759	17.3%	13.3%	5,142	13.5%	4,461	12.7%	15.3%

Total Portfolio	28	5,800	$24,141	100.0%	$21,759	100.0%	10.9%	$37,988	100.0%	$34,985	100.0%	8.6%

(1)	Includes California

(2)	Includes Colorado

(3)	Includes Nebraska

(4)	Includes Texas

(5)	Includes Illinois

(6)	IncludesTennessee

(7)	Includes New York and New Jersey

(8)	Includes Virginia, Florida, Georgia, Maryland, and District of Columbia

(9)	Includes Massachusetts
NOTES:
(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.

(2)	The above pro forma table assumes the 28 hotel properties owned as of June 30, 2011 were owned as of the beginning of the first comparative reporting period.
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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
THE FOLLOWING PRO FORMA HOTEL OPERATING PROFIT MARGIN PRESENTS THE 92 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS THAT WERE NOT UNDER RENOVATION AND THE 27 HOTELS NOT UNDER RENOVATION INCLUDED IN PIM HIGHLAND HOLDING AS IF THESE HOTELS WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

		PIM Highland
	92 Legacy	Holding LLC
	Properties	27 Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

Second Quarter 2011	31.82%	31.22%
Second Quarter 2010	29.22%	29.13%

Variance	2.60%	2.09%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.09%	1.49%
Food & Beverage and Other Departmental	0.89%	0.92%
Administrative & General	0.37%	-0.20%
Sales & Marketing	0.19%	1.68%
Hospitality	0.00%	-0.05%
Repair & Maintenance	0.31%	0.04%
Energy	0.01%	0.07%
Franchise Fee	-0.31%	-1.29%
Management Fee	0.09%	-0.17%
Incentive Management Fee	0.36%	-0.20%
Insurance	0.12%	-0.28%
Property Taxes	0.51%	0.19%
Other Taxes	-0.03%	-0.01%
Leases/Other	0.18%	-0.10%

Total	2.60%	2.09%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.
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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
THE FOLLOWING PRO FORMA SEASONALITY TABLES REFLECT: (I) ALL 96 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS, (II) THE COMPANY’S 71.74% SHARE OF THE 28 HOTELS INCLUDED IN PIM HIGHLAND HOLDING LLC, AND (III) THE COMBINED PORTFOLIO, AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2011	2011	2010	2010
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Legacy Portfolio
Total Hotel Revenue	$233,610	$214,596	$224,811	$204,940	$877,957
Hotel EBITDA	$74,621	$62,486	$60,400	$54,403	$251,910
Hotel EBITDA Margin	31.9%	29.1%	26.9%	26.5%	28.7%

EBITDA % of Total TTM	29.6%	24.8%	24.0%	21.6%	100.0%

JV Interests in EBITDA	$2,237	$1,602	$1,445	$1,125	$6,409

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

PIM Highland Holding LLC Portfolio
Total Hotel Revenue	$77,475	$65,859	$73,684	$65,720	$282,738
Hotel EBITDA	$24,141	$13,848	$18,366	$14,991	$71,346
Hotel EBITDA Margin	31.2%	21.0%	24.9%	22.8%	25.2%

EBITDA % of Total TTM	33.8%	19.4%	25.8%	21.0%	100.0%

Legacy and PIM Highland Holding LLC Combined
Total Hotel Revenue	$311,085	$280,455	$298,495	$270,660	$1,160,695
Hotel EBITDA	$98,762	$76,334	$78,766	$69,394	$323,256
Hotel EBITDA Margin	31.7%	27.2%	26.4%	25.6%	27.9%

EBITDA % of Total TTM	30.5%	23.6%	24.4%	21.5%	100.0%

JV Interests in EBITDA	$2,237	$1,602	$1,445	$1,125	$6,409
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ASHFORD HOSPITALITY TRUST, INC.
Anticipated Capital Expenditures Calendar
97 Legacy Hotels (a)

		2011
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Courtyard Louisville Airport	150	x	x	x	x
Courtyard Crystal City Reagan Airport	272	x		x
Hilton Costa Mesa	486	x			x
Courtyard Edison	146	x
Courtyard Philadelphia Downtown	498	x
Crowne Plaza Beverly Hills	260	x
Embassy Suites Crystal City — Reagan Airport	267	x
Fairfield Inn and Suites Kennesaw	87	x
Marriott Seattle Waterfront	358	x
One Ocean	193	x
Renaissance Tampa	293	x
Sheraton Minneapolis West	222	x
Embassy Suites Austin Arboretum	150		x	x	x
Embassy Suites Dallas Galleria	150		x	x	x
Marriott Legacy Center	404		x	x
Hilton Nassau Bay — Clear Lake	243			x	x
Embassy Suites Houston	150			x	x
Crowne Plaza La Concha — Key West	160			x	x
Capital Hilton	408			x	x
Courtyard Legacy Park	153			x	x
Courtyard Newark	181			x	x
SpringHill Suites Raleigh Airport	120			x	x
SpringHill Suites Richmond	136			x	x
Courtyard Old Town Scottsdale	180			x
Marriott Dallas Market Center	265			x
Residence Inn Newark	168			x
Residence Inn Phoenix Airport	200			x
Courtyard Basking Ridge	235				x
Courtyard Foothill Ranch Irvine	156				x
Courtyard Oakland Airport	156				x
Courtyard San Francisco Downtown	405				x
Courtyard Seattle Downtown	250				x
Embassy Suites Flagstaff	119				x
Embassy Suites Portland — Downtown	276				x
Embassy Suites Santa Clara — Silicon Valley	257				x
Embassy Suites Walnut Creek	249				x
Hilton Santa Fe	157				x
Historic Inn Annapolis	124				x
Marriott Bridgewater	347				x
Residence Inn Jacksonville	120				x
Residence Inn Las Vegas	256				x
Sheraton City Center — Indianapolis	371				x
Sheraton San Diego Mission Valley	260				x
SpringHill Suites Buford Mall of Georgia	96				x
SpringHill Suites Charlotte	136				x
SpringHill Suites Manhattan Beach	164				x
SpringHill Suites Philadelphia	199				x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2011 are included in this table.
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PIM HIGHLAND HOLDING LLC
Anticipated Capital Expenditures Calendar
28 Highland Hotels (a)

		2011
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
COURTYARD DENVER AIRPORT	202		x
COURTYARD BOSTON TREMONT	315				x
COURTYARD SAVANNAH	156				x
HGI VIRGINIA BEACH	176				x
MARRIOTT DFW AIRPORT	491				x
MARRIOTT OMAHA	300				x
MARRIOTT SAN ANTONIO PLAZA	251				x
RENAISSANCE PORTSMOUTH	249				x
RITZ-CARLTON ATLANTA	444				x
THE CHURCHILL	173				x
THE MELROSE	240				x
THE SILVERSMITH	143				x
COURTYARD GAITHERSBURG	210
CROWNE PLAZA RAVINIA	495
HAMPTON INN PARSIPPANY	152
HGI AUSTIN DOWNTOWN	254
HGI BWI AIRPORT	158
HILTON BOSTON BACK BAY	390
HILTON PARSIPPANY	354
HILTON TAMPA WESTSHORE	238
HYATT REGENCY SAVANNAH	351
HYATT REGENCY WIND WATCH	358
MARRIOTT SUGAR LAND	300
RENAISSANCE NASHVILLE	673
RENAISSANCE PALM SPRINGS	410
RESIDENCE INN TAMPA DOWNTOWN	109
SHERATON ANNAPOLIS	196
WESTIN PRINCETON	296

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2011 are included in this table.